CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND
                         CDC NVEST LARGE CAP VALUE FUND
                         CDC NVEST SHORT TERM BOND FUND

 Supplement dated March 13, 2003 to the CDC Nvest Equity Funds Classes A, B and
   C and Class Y Prospectuses, each dated May 1, 2002 as revised July 1, 2002; the CDC Nvest Income Funds Classes A, B and C and Class Y Prospectuses, each dated May 1, 2002; CDC Nvest Equity Funds SAI Part I dated May 1, 2002 as revised November 1, 2002; CDC Nvest Income Funds SAI Part I and CDC Nvest Funds
        SAI Part II, each dated May 1, 2002, each as may be supplemented from time to time

Effective March 24, 2003, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for CDC Nvest Jurika & Voyles Small Cap Growth Fund, CDC Nvest Large Cap Value Fund and CDC Nvest Short Term Bond Fund (the "Funds"), will no longer accept new investments in the Funds. Effective April 30, 2003, CDC IXIS Distributors will no longer accept additional investments from current shareholders of the Funds which include additional investments through automatic or systematic investment plans. The liquidation process will involve effecting portfolio transactions in an orderly manner with the intent that shareholders remaining in the Funds on the liquidation date will not unnecessarily bear the majority of the trading costs associated with the liquidation. This may result in the Funds' portfolios consisting primarily of cash or cash equivalents for several weeks prior to the liquidation date.

On February 28, 2003, the Board of Trustees of CDC Nvest Funds Trust II and CDC Nvest Funds Trust III, upon the recommendation of CDC IXIS Distributors, approved separate plans to liquidate each of the Funds, such liquidations to take place on or about May 16, 2003 (the "Liquidation Date"). Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Funds have been paid or otherwise provided for. Any applicable sales charges, including contingent deferred sales charges, will be waived for any shares that remain invested until the Liquidation Date. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds pursuant to the procedures set forth under "Fund Services" in the Funds' Prospectuses. Such redemptions, unlike the automatic redemptions upon the Liquidation Date, will be subject to any applicable sales charges, including contingent deferred sales charges. The check writing privilege for Class A shares of CDC Nvest Short Term Bond Fund will terminate on April 30, 2003. CDC Nvest Funds will not accept any checks written on CDC Nvest Short Term Bond Fund accounts which are received after April 30, 2003. CDC Nvest Funds will not be responsible for any charges or fees incurred by shareholders as a result of the failure to accept these checks. All other redemption options will remain available until the date of liquidation.

Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Funds' Prospectuses. Such an exchange will not result in any sales charge. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, CDC IXIS Distributors will exchange any shares remaining in the Fund on the Liquidation Date into the CDC Nvest Cash Management Trust Money Market Series.

                                                                      SP180-0303